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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 9, 2006

                                 PERRIGO COMPANY
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             (Exact name of registrant as specified in its charter)

             MICHIGAN                     0-19725             38-2799573
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   (State of other Jurisdiction        (Commission         (IRS Employer
         of Incorporation)             File Number)      Identification No.)

         515 Eastern Avenue, Allegan, Michigan                 49010
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       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (269) 673-8451

                                 Not Applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 9, 2006, the Perrigo Company issued a press release regarding a product recall which is attached as Exhibit 99. The press release also contained updated earnings information for the first quarter of 2007.

The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

       99.1 Press release issued by Perrigo Company on November 9, 2006, furnished solely pursuant to item 2.02 of Form 8-K.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PERRIGO COMPANY
                                              (Registrant)


                                              By:  /s/Judy L. Brown
                                                   -----------------------------
Dated: November 9, 2006                            Judy L. Brown
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Accounting and
                                                   Financial Officer)

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                                  EXHIBIT INDEX

         Exhibit 99.1 - Press Release issued by Perrigo Company on November 9, 2006, furnished solely pursuant to Item 2.02 of Form 8-K.